Stein Roe Advisor Trust
Advisor Growth Stock Fund

Supplement to Prospectus dated October 15, 1997

	Liberty Financial Investments, Inc. (the "Distributor") has extended the period for which the Distributor will pay financial service firms 100% of the initial sales charge attributable to Class A and Class B share purchases, through January 31, 1998.

This Supplement is Dated Jan. 2, 1998